SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 1998
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THE FIRST REPUBLIC CORPORATION OF AMERICA
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(Exact name of registrant as specified in its charter)

Delaware                             0-1437                  13-1938454
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(State or other jurisdiction     (Commission             (I.R.S. Employer
of incorporation)                File Number)            Identification No.)


302 Fifth Avenue, New York, NY 10001
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(Address of principal executive offices)

Registrant's telephone number, including area code  (212) 279-6100
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ITEM 2.      Acquisition or disposition of assets

As of April 1, 1998, the Company sold a building owned by it at 321 West 44th Street, New York, New York, to SL Green Operating Partnership, L.P. for the sum of $17,000,000. The purchaser is an unaffiliated entity having no material relationship to the Company or any of its affiliates, directors, officers or associates of any of them. The assets sold included the underlying real estate, tenant leases, and the improvements, fixtures and equipment of the building. The consideration for the sale was arrived at in arms-length negotiations between the parties and their representatives.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                   THE FIRST REPUBLIC CORPORATION OF AMERICA
                                   Registrant


Date: June 4, 1998                         /s/ Stephen L. Bernstein
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                                              Stephen L. Bernstein
                                              Vice President